UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2017

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☒

Item 1.01	Entry into a Material Definitive Agreement.

On April 19, 2017, Inpixon (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with Hillair Capital Investments L.P. (the “Note Holder”) in connection with an interest payment due on May 9, 2017 pursuant to the Company’s 8% Original Issue Discount Senior Secured Convertible Debenture in the principal amount of $5,700,000, (the “Debenture”), held by the Note Holder. The Debenture was issued on August 9, 2016 pursuant to that certain securities purchase agreement dated as of that same date (the “Securities Purchase Agreement”), by and between the Company and the Note Holder. In accordance with the Exchange Agreement, solely in respect of the interest payment in the amount of $343,267 (the “Interest Payment”) due on May 9, 2017 under the Debenture, the Company and the Note Holder agreed that:

●	$315,700 of such Interest Payment will be made in in the form of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) issued at an interest conversion rate equal to $2.87 per share (such shares of Common Stock issuable in partial satisfaction of the Interest Payment, the “Interest Shares”);

●	the Note Holder will waive Equity Condition “(k)” (as defined in the Debenture) in connection with the issuance of the Interest Shares; and

●	the Company will issue and deliver the Interest Shares electronically to the Note Holder by 10:00 am (New York City time) on April 20, 2017 (the “Payment Date”).

The description of the Exchange Agreement herein is not complete and is qualified by the full text of such Exchange Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

The description of the Debenture and the Securities Purchase Agreement is qualified in its entirety by the full text of the Debenture and the Securities Purchase Agreement, which were attached as Exhibits 4.1 and 10.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 10, 2016.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The offer and sale of the Interest Shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act, based on the fact that the Note Holder is an “accredited investor,” as such term is defined in Rule 501 of Regulation D, in a transaction not involving a public offering. The Interest Shares may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	8% Original Issue Discount Senior Convertible Debenture issued to Hillair Capital Investments L.P. (incorporated by reference to Exhibit 4.1 to the current report on Form 8-K of Inpixon, filed with the U.S. Securities and Exchange Commission on August 10, 2016).

10.1	Exchange Agreement by and between Inpixon and Hillair Capital Investments L.P., dated April 19, 2017.*

10.2	Securities Purchase Agreement by and between Inpixon and Hillair Capital Investments L.P., dated as of August 9, 2016 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Inpixon, filed with the U.S. Securities and Exchange Commission on August 10, 2016).

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: April 20, 2017	By:	/s/ Nadir Ali
Name: Nadir Ali Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

4.1	8% Original Issue Discount Senior Convertible Debenture issued to Hillair Capital Investments L.P. (incorporated by reference to Exhibit 4.1 to the current report on Form 8-K of Inpixon, filed with the U.S. Securities and Exchange Commission on August 10, 2016).

10.1	Exchange Agreement by and between Inpixon and Hillair Capital Investments L.P., dated April 19, 2017.*

10.2	Securities Purchase Agreement by and between Inpixon and Hillair Capital Investments L.P., dated as of August 9, 2016 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Inpixon, filed with the U.S. Securities and Exchange Commission on August 10, 2016).

* Filed herewith.

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